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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                  THIRD AMENDMENT TO CREDIT FACILITY AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT FACILITY AGREEMENT dated as of July 12, 1999 (this "Third Amendment") is entered into among JPS Industries, Inc. (the "Company"), JPS Elastomerics Corp. and JPS Converter and Industrial Corp. (together, the "Borrowing Subsidiaries"), Citibank, N.A. ("Citibank"), as agent and collateral agent (the "Agent"), NationsBank, N.A., as co-agent (the "Co-Agent"), and the Lenders, and relates to that certain Credit Facility Agreement dated as of October 9, 1997 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement") among the Company, the Borrowing Subsidiaries, the Agent, the Co-Agent and the Lenders.

                              W I T N E S S E T H

     WHEREAS, the Company and the Borrowing Subsidiaries have requested that the Lenders, the Agent and the Co-Agent agree to amend the Credit Agreement as provided for herein;

     NOW, THEREFORE, in consideration of the above premises, the Company, the Borrowing Subsidiaries, the Agent, the Co-Agent and the Lenders agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

     2. Amendments to the Credit Agreement. Upon the "Third Amendment Effective Date" (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

     2.1 Section 1.01. Section 1.01 of the Credit Agreement is amended as follows:

     (a) The definition of "Fixed Asset Portion" is amended to read in full as follows:

         "'Fixed Asset Portion' shall mean $55,000,000; provided, however, the amount of the Fixed Asset Portion shall be reduced by the aggregate amount of each of the following: (i) the amount of any cash proceeds from sales of assets (other than Inventory) sold in the ordinary course of business that exceed Two Million Dollars ($2,000,000) in the aggregate in any Fiscal Year, net of (A) the costs of sale, lease, assignment or other disposition, (B) any income, franchise, transfer or other tax liability arising from such transaction and (C) amounts applied to the repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset disposed of; (ii) in the event of the sale of all or substantially all of the capital stock or assets of any Borrowing Subsidiary (to the extent
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          otherwise permitted hereunder), the amount of the Fixed Asset Value of such Borrowing Subsidiary plus fifty percent (50%) of the amount, if any, by which the Net Cash Proceeds from such sale exceed such Fixed Asset Value; (iii) in the event of a Permitted Disposition, an amount equal to fifty percent (50%) of the Net Cash Proceeds from such disposition; (iv) the amount of Net Cash Proceeds from sales of assets (other than in connection with a Permitted Disposition); (v) in the event of the receipt by any Loan Party of any Net Cash Proceeds of Equity Issuances, the lesser of (A) the amount of such Net Cash Proceeds and (B) $25,000,000 and (vi) $1,000,000 on the Third
          Amendment Effective Date and $1,000,000 on August 1, 1999 provided that the requirement that the Fixed Asset Portion be reduced by $833,000 on the last day of each fiscal month ending during Fiscal
          Year 1999 will be credited in order of maturity by the $1,000,000 reduction made on August 1, 1999; and provided further, however, the Fixed Asset Portion shall be reduced on the last day of each fiscal quarter of the Company ending during each Fiscal Year set forth below by one-fourth of the amount set forth opposite such period:

          Fiscal Year                                    Annual Amount
          -----------                                    -------------
          Fiscal Year 1998                               $3,000,000
          Fiscal Year 1999                                4,000,000
          Fiscal Year 2000                                5,000,000
          Fiscal Year 2001                                6,000,000
          Fiscal Year 2002                                7,000,000

          and provided, further, however, in addition to the reduction in the Fixed Asset Portion contemplated by the preceding provisos, the Fixed Asset Portion shall be further reduced by $833,000 on the last day of each fiscal month of the Company ending during Fiscal Year 1999 commencing with the fiscal month ending on December 5, 1998; and provided, further, however, in the event that a Borrowing Subsidiary receives any cash proceeds or Net Cash Proceeds referred to in clauses
          (i) through (iv) above during any fiscal month, the amount of such cash proceeds and Net Cash Proceeds shall, to the extent that the Fixed Asset Portion is reduced by such amount pursuant to said clauses, be deducted from the amount of reductions in the Fixed Asset Portion specified in the two immediately preceding provisos, which deductions from such specified amounts of reductions in said provisos shall be made in the direct order of the dates, beginning in such fiscal month, specified for such reductions in said provisos."

     (b) The definition of "Revolving Credit Facility" is amended to read in full as follows:

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          "'Revolving Credit Facility' shall mean the revolving credit facility provided for in Section 2.03 not to exceed, in the aggregate at any time outstanding, One Hundred Thirty-Four Million Dollars ($134,000,000) until July 31, 1999 and One Hundred Thirty-Three Million Dollars ($133,000,000) thereafter, less all reductions in such amount effected pursuant to Sections 2.03 and 2.06."

     3. Representations and Warranties. Each of the Borrowers hereby represents and warrants to each Lender, the Agent and the Co-Agent that, as of the Third Amendment Effective Date and after giving effect to this Third
Amendment:

     (a) Each of the representations and warranties contained in this Third Amendment, the Credit Agreement as amended hereby and the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date, as if then made, other than representations and warranties which expressly speak as of a different date; and

     (b)  No Default or Event of Default has occurred and is continuing.

     4. Third Amendment Effective Date. This Third Amendment shall become effective as of the date hereof (the "Third Amendment Effective Date") when the Agent shall have received, by facsimile, counterparts of this Third Amendment executed by the Company, each Borrowing Subsidiary, the Agent, the Co-Agent and the Requisite Lenders, and acknowledged by each of JCC, JPS Auto and International Fabrics.

     5.   Reference to and Effect on the Loan Documents.

     (a) On and after the Third Amendment Effective Date, each reference in the Credit Agreement as amended hereby to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

     (c) The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Agent or the Co-Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

     6. Costs and Expenses. The Company and the Borrowing Subsidiaries jointly and severally agree to pay upon demand in accordance with the terms of
Section 11.03 of the Credit Agreement all reasonable costs and expenses of the Agent in connection with the preparation, reproduction, negotiation, execution and delivery of this Third Amendment and all other Loan Documents entered into in connection herewith, including, without limitation, the


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reasonable fees, expenses and disbursements of legal counsel for the Agent with respect to any of the foregoing.

     7. Miscellaneous. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     8. Counterparts. This Third Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered by facsimile shall be an original, but all of which shall together constitute one and the same instrument.

     9. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO AND TO THE CREDIT AGREEMENT AS AMENDED HEREBY DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Agent, the Co-Agent, the Lenders, the Company and the Borrowing Subsidiaries have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



                                        JPS INDUSTRIES, INC.


                                        By: /s/ John W. Sanders, Jr.
                                           ---------------------------
                                           Title:  EVP & CFO



                                        JPS CONVERTER AND INDUSTRIAL CORP.

                                        By: /s/ John W. Sanders, Jr.
                                           ---------------------------
                                           Title:  VP


                                        JPS ELASTOMERICS CORP.

                                        By: /s/ John W. Sanders, Jr.
                                           ---------------------------
                                           Title:  VP



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     IN WITNESS WHEREOF, the Agent, the Co-Agent, the Lenders, the Company and
the Borrowing Subsidiaries have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

          JPS TEXTILE GROUP, INC.




          By: /s/ John W. Sanders, Jr.
              -----------------------------------
              Title: EVP & CFO




          JPS CONVERTER AND INDUSTRIAL CORP.



          By: /s/ John W. Sanders, Jr.
              -----------------------------------
              Title: VP



          JPS ELASTOMERICS CORP.



          By: /s/ John W. Sanders, Jr.
              -----------------------------------
              Title: VP



          CITIBANK, N.A., as Agent, as Issuing Bank and as a Lender



          By: /s/ Brenda M. Cotsen
              -----------------------------------
              Title: Vice President



          NATIONSBANK, N.A., as Co-Agent and as a Lender



          By: /s/ Robert Dysart
              -----------------------------------
              Title: Vice President



          GENERAL ELECTRIC CAPITAL CORPORATION



          By: /s/ Charles Chiodo
              -----------------------------------
              Title: Duly Authorized Signatory



          HELLER FINANCIAL, INC.



          By: /s/ John M. Szwalek
              -----------------------------------
              Title: Vice President



          BNY FINANCIAL CORPORATION




          BANKBOSTON, N.A.



          By: /s/ John K. Hood
              -----------------------------------
              Title: Managing Director


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                                 ACKNOWLEDGMENT


     Reference is hereby made to (i) the Guaranty dated as of March 18, 1993 executed by JPS Carpet Corp., (ii) the Guaranty dated as of March 18, 1993 executed by JPS Auto Inc., and (iii) the Guaranty dated as of August 5, 1993 executed by International Fabrics, Inc., each as amended as of October 9, 1997 (each, as so amended, a "Guaranty") in favor of the Agent and the Lenders. Each of the undersigned hereby consents to the terms of the foregoing Third Amendment to Credit Facility Agreement, and agrees that the terms thereof shall not affect in any way its obligations and liabilities under each such Guaranty or any other Loan Document (as defined therein), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.


                                        JPS CARPET CORP.


                                        By:  /s/ John W. Sanders, Jr.
                                           ------------------------------------
                                             Title: VP


                                        JPS AUTO INC.


                                        By:  /s/ John W. Sanders, Jr.
                                           ------------------------------------
                                             Title: VP


                                        INTERNATIONAL FABRICS, INC.


                                        By:  /s/ John W. Sanders, Jr.
                                           ------------------------------------
                                             Title: VP




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